UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 22, 2009
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.
On July 22, 2009, The Goldman Sachs Group, Inc. (Company) repurchased in full from the United States Department of the Treasury (Treasury) the warrant to purchase 12,205,045 shares of the Company’s common stock (Warrant) that was issued to the Treasury pursuant to the Treasury’s TARP Capital Purchase Program. The purchase price paid by the Company to the Treasury for the Warrant was $1.1 billion.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: July 22, 2009	By:	/s/ David A. Viniar
		Name:	David A. Viniar
		Title:	Chief Financial Officer